                                                                    EXHIBIT 10.7

                               COMMERCIAL OFFICE

                                     LEASE

                                    BETWEEN

                          C & C INVESTMENTS, LANDLORD

                                      and

                            MZ GROUP, INC., TENANT

                           Premises: 221 Main Street

                            San Francisco, CA 94105

                            COMMERCIAL OFFICE LEASE
                            -----------------------
                            BASIC LEASE INFORMATION
                            -----------------------


Lease Section
-------------

Introductory      Date:            October 29, 1992
Paragraph

                  Landlord:        C & C INVESTMENTS

                  Tenant:          MZ GROUP, INC.
                                   a California corporation

Section 1         Premises:        a portion of the 7th floor

                  Building:        221 Main Street
                                   San Francisco, CA 94105

Section 2         Term
                  Commencement:    October 1, 1992

Section 2         Term
                  Expiration:      September 30, 1997

Section 3         Base Rent:       10/1/92-  $15,710.39 per month
                                   12/31/92  (to be abated,
                                             subject to
                                             Section 41)

                  1/1/93           $15,710.39 per month
                  9/30/97

Section 3(b)      Base Year
                  (for Operating
                  Expenses
                  Increases):      Calendar year 1992

                                       i.

Section 3(c)      Base Year
                  (for Property
                  Taxes
                  Increases):      Calendar year 1992

Section 3(b)      Tenant's
and 3(c)          Percentage
                  Share (of
                  increases in
                  Operating
                  Expenses and
                  Property
                  Taxes):          3.22%

Section 33        Tenant's
                  Address for
                  Notices:         Suite 700
                                   221 Main Street
                                   San Francisco, CA 94105

Section 33        Landlord's
                  Address for
                  Notices:         Suite 404
                                   101 Howard Street
                                   San Francisco, CA 94105


Section 38        Deposit:         $15,710.39

                                      ii.

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information.

LANDLORD:                                    TENANT:

C & C INVESTMENTS                            MZ GROUP, INC.
a trust                                      a California corporation

By_________________________                  By______________________________
       Corwin Booth                                 Mansoor Zakaria
       Trustee                                      Chairman

                                      iii.

                               TABLE OF CONTENTS
                               -----------------

                                                                                           Page
                                                                                           ----
1.   Premises                                                                                1
     --------
2.   Term; Improvements                                                                      1
     ------------------
3.   Rental                                                                                  2
     ------
4.   Use                                                                                     9
     ---
5.   Services                                                                               11
     --------
6.   Taxes Payable by Tenant                                                                14
     -----------------------
7.   Alterations, Additions or Improvements                                                 15
     --------------------------------------
8.   Liens                                                                                  16
     -----
9.   Repairs                                                                                17
     -------
10.  Destruction or Damage                                                                  17
     ---------------------
11.  Insurance; Waiver of Subrogation                                                       19
     --------------------------------
12.  Waiver; Indemnity                                                                      21
     -----------------
13.  Compliance with Legal Requirements                                                     23
     ----------------------------------
14.  Assignment and Subletting                                                              27
     -------------------------
15.  Rules                                                                                  34
     -----
16.  Entry by Landlord                                                                      34
     -----------------
17.  Events of Default                                                                      36
     -----------------
18.  Landlord's Right to Terminate                                                          38
     -----------------------------
19.  Continuation Notwithstanding Default                                                   40
     ------------------------------------
20.  Additional Remedies                                                                    40
     -------------------
21.  Landlord's Right to Cure Defaults                                                      40
     ---------------------------------
22.  Attorneys' Fees                                                                        41
     ---------------
23.  Eminent Domain                                                                         41
     --------------
24.  Subordination                                                                          43
     -------------

                                      iv.

25.   No Merger                                                                             44
      ---------
26.   Sale                                                                                  44
      ----
27.   Estoppel Certificate                                                                  45
      --------------------
28.   No Light, Air, or View Easement                                                       45
      -------------------------------
29.   Holding Over                                                                          45
      ------------
30.   Abandonment                                                                           46
      -----------
31.   Surrender                                                                             46
      ---------
32.   Waiver                                                                                47
      ------
33.   Notice                                                                                47
      ------
34.   Complete Agreement                                                                    48
      ------------------
35.   Corporate Authority                                                                   48
      -------------------
36.   Miscellaneous Provisions                                                              48
      ------------------------
37.   Exhibits                                                                              50
      --------
38.   Security Deposit                                                                      50
      ----------------
39.   Brokerage                                                                             51
      ---------
40.   Limitation of Liability                                                               52
      -----------------------
41.   Base Rent Abatement                                                                   52
      -------------------
42.   Parking Spaces                                                                        52
      --------------

Exhibit A -- Floor Plan

Exhibit B -- Initial Improvements

Landlord's Rules

                                       v.

                            COMMERCIAL OFFICE LEASE
                            -----------------------

     THIS LEASE, dated effective as of the date set forth in the Basic Lease Information is made and entered into by and between each of the persons or entities specified in the Basic Lease Information as Landlord ("Landlord") and Tenant ("Tenant"), respectively.

     1.   Premises. Landlord hereby leases to Tenant, and Tenant hereby leases
          --------
from Landlord, the Premises, as specified in the Basic Lease Information and as more particularly described in Exhibit A attached hereto, located within the Building as specified in the Basic Lease Information for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

     2.   Term; Improvements.
          ------------------

          (a)  Term. The term of this Lease shall commence and, unless sooner
               ----
terminated as hereinafter provided, shall end on the dates specified in the Basic Lease Information. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, the term of this Lease shall not be extended by such delay, and the Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, but in that event, subject to any contrary provisions in Exhibit B attached hereto, (i) commencement of the term shall be deferred and the

                                       1.

date on which rental commences shall be deferred for the period of such delay and (ii) the term of the Lease shall be reduced by the number of days of such delay.

          (b)  Improvements. The Premises are leased to Tenant in their present
               ------------
"as-is" condition, except that Landlord shall construct or install in the Premises the improvements to be constructed or installed by Landlord pursuant to the provisions of Exhibit B, and the costs for such improvements shall be borne as provided in Exhibit B. Landlord's architect and Tenant shall conduct a joint inspection of the Premises following substantial completion of such improvements and shall prepare a joint punchlist of items to be completed. Landlord shall complete such joint punchlist items within 30 days following preparation thereof.

     3.   Rental. Tenant shall pay to Landlord throughout the term of this Lease
          ------
the following sums as rental for the Premises:

          (a)  Base Rent. The monthly Base Rent payable during the term of the
               ---------
Lease shall be the sum specified in the Basic Lease Information as the Base Rent subject to the further provisions hereof.

          (b)  Additional Rent on Account of Increases in Operating Expenses. In
               -------------------------------------------------------------
addition to Base Rent, Tenant, subject to Section 3(d), shall pay to Landlord as additional rent with respect to each calendar year of the term of this Lease or portion thereof occurring subsequent to October 1, 1993 Tenant's percentage share (as specified in the Basic Lease Information) of

                                       2.

the total dollar increase, if any, in Operating Expenses paid or incurred by Landlord in such subsequent calendar year or portion thereof over the Base Year Operating Expenses. For purposes hereof, "Operating Expenses" shall mean (i) all direct and indirect costs of management, operation and maintenance of the Building (including rentable areas occupied by Landlord) and including, without limiting the foregoing: wages, salaries, employee benefits, and payroll burden of personnel engaged in management, operation and maintenance of the Building, Building office rent or rental value, power, heat, light, steam, air conditioning, gas, water, garbage, sewage and waste disposal and other utilities, equipment, tools, materials and supplies, maintenance and repairs, insurance, license, permit and inspection fees, janitorial services, maintenance contracts and general services, and depreciation on personal property, costs of compliance with environmental laws (including costs of monitoring and tests), and (ii) the cost of any capital improvements made to the Building by Landlord after the Base Year for Operating Expenses Increases that (A) reduce Operating Expenses or that reduce or conserve the amount of utilities consumed (e.g., electricity, gas or other fuels) such cost of such capital improvements to be included to the extent of the amount of the actual cost savings realized, or (B) are required under any governmental law or regulation that was not applicable to the Building at the time this Lease was entered into, such cost or allocable portion thereof to be amortized over such reasonable

                                       3.

period as Landlord shall determine together with interest on the unamortized balance at the rate of 10 percent per year or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; provided, however that Operating Expenses shall not include
              --------  -------
Property Taxes, depreciation on the Building other than depreciation on personal property, costs of tenants' improvements, interest, capital items other than those referred to in clause (ii) above, and payments on debt (principal or interest). Actual Operating Expenses for both the Base Year and each subsequent year of the term of this Lease shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Building been occupied for both years. The determination of the costs of management, operation, and maintenance of the Building and the costs of the capital improvements referred to in clause (ii) above shall be in accordance with generally accepted accounting principles consistently applied.

          (c)  Additional Rent on Account of Increases in Property Taxes. In
               ---------------------------------------------------------
addition to Base Rent, Tenant, subject to Section 3(d), shall pay to Landlord as additional rent with respect to each calendar year of the term of this Lease or portion thereof occurring subsequent to October 1, 1993 Tenant's percentage share (as specified in the Basic Lease Information) of the total dollar increase, if any, in Property Taxes paid or incurred by Landlord in such subsequent calendar year or portion

                                       4.

thereof over the Base Year Property Taxes. For purposes hereof, "Property Taxes" shall mean all real property taxes, assessments (general or special), property tax reassessments caused by a change in ownership of the Building or the Premises and all other taxes (including any tax levied wholly or partly in lieu thereof) levied against the Building (or this Lease, the occupancy of Tenant, the sums payable by Tenant hereunder, or in any manner relative to the subject matter hereof), excluding only taxes covered by Section 6 hereof and federal and California income and death taxes imposed with respect to Landlord. For purposes hereof, "taxes" is meant to be interpreted in its most comprehensive sense and to include any impost, levy or the like levied by any governmental jurisdiction; and without limiting the generality of the foregoing, "taxes" shall include any tax, fee, excise, levy or other impost imposed by the United States, the State of California or any political subdivision of the State (including any county, city, city and county, public corporation, district or any other political entity or public corporation thereof), however described (including any so-called value-added tax) as a direct substitution in whole or in part for, or in addition to, real property taxes and assessments.

          (d)  Procedure. The additional rent provided under Sections 3(b) and
               ---------
3(c) above shall be paid in accordance with the following procedures:

               (i) As soon as is practicable following the first anniversary of this Lease and the end of each calendar year

                                       5.

thereafter occurring during the term of this Lease, Landlord shall give Tenant written notice of its estimate of any increased amounts payable under Section 3(b) and/or 3(c). On or before the first day of the calendar month next following such notice, Tenant shall pay to Landlord that portion of the estimated amounts that already shall have accrued and thereafter on or before the first day of each succeeding calendar month shall pay a ratable portion of the balance remaining over the relevant period covered. If for any reason such notice is not given as provided above, Tenant shall continue to pay on the basis of the then applicable rental until the month after such notice is given. If at any time or times Landlord determines that the increased amounts payable under Sections 3(b) and/or 3(c) above will vary from its estimate by more than 10 percent, Landlord shall, by notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

               (ii) Within 90 days after the close of each respective calendar year during the term of this Lease subsequent to the Base Year (or as soon after such 90-day period as practicable), Landlord shall deliver to Tenant a statement of the adjustments to be made pursuant to Sections 3(b) and/or 3(c) above for such calendar year which statement shall be audited and shall be prepared in accordance with generally accepted accounting principles, and such statement shall be final and binding upon Landlord and Tenant. If on the basis of such

                                       6.

statement Tenant owes an amount that is less than the estimated payments for such year previously made by Tenant, Landlord shall refund such excess to Tenant within 30 days of the delivery of such statement. If on the basis of the statement Tenant owes an amount that is more than the estimated payments for such year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement.

               (iii) If the date of the first anniversary of this Lease is a day other than the first day of a calendar year, the amount of adjustment to be made pursuant to Sections 3(b) and/or 3(c) above that is applicable to the calendar year in which such first anniversary occurs shall be prorated on the basis that the number of days from the first anniversary date to and including the last day of such calendar year bears to 365.

               (iv) If this Lease shall terminate on a day other than the last day of a calendar year, the amount of adjustment to be made pursuant to Sections 3(b) and/or 3(c) above that is applicable to the calendar year in which such termination occurs shall be prorated on the basis that the number of days from the commencement of such year to and including the termination date bears to
365. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to subparagraph (ii) of this Section 3(d) to be performed after such termination.

          (e)  Rental Commencement. Base Rent shall be paid to Landlord (i) upon
               -------------------
the execution of this Lease for the first full month of the term of this Lease for which rent is payable as set

                                       7.

forth in the Basic Lease Information (as the same may be deferred pursuant to Section 2(a) hereof), and (ii) with respect to the second full month and each successive calendar month thereafter for which rent is payable, on or before the first day of each such month. If this Lease commences on other than the first day of a calendar month or ends on other than the last day of a calendar month, the second and last installments of rent shall be pro-rated for the partial months involved.

          (f)  No Deduction or Offset; Interest. All rental and all other sums
               --------------------------------
due and payable by Tenant to Landlord under any of the provisions of this Lease shall be paid to Landlord, without abatement, deduction, offset, prior notice or demand, in lawful money of the United States at Landlord's address for notices or to such other person or at such other place as Landlord, from time to time, may designate in writing. Tenant acknowledges that late payment by Tenant to Landlord of rental or such sums will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Building and/or the Premises. Therefore, if any installment of rental or any other sum due and payable by Tenant to Landlord is not paid to and received by Landlord within 10 days of the due date thereof (or, if Landlord has notified Tenant in writing on two occasions

                                       8.

during the 12 months preceding the due date that Tenant has failed to pay rent or any other sum on the due date thereof, then if Tenant fails to pay rent or other sum on the due date thereof):

               (i) Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant; and

               (ii) the sums due and payable shall bear interest from date due until paid at the highest rate legally permitted by applicable law.

     Acceptance of any late charge or interest shall not constitute a waiver of Tenant's default on the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord.

     4.   Use. The Premises shall be used for general office purposes and no
          ---
others. Tenant shall neither do nor permit to be done in or about the Premises, nor bring or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which now or hereafter is prohibited by any insurance policy carried by Landlord, or will in any way increase the existing rate of or affect any fire or any other insurance upon the Building or any of its contents, or cause a cancellation

                                       9.

of any insurance policy covering the Building or any part thereof or any of its contents. Tenant, in its own respect and in respect of its agents, servants and invitees, shall neither do nor permit anything to be done in or about the Premises or the Building or any part thereof which will in any way obstruct or interfere with the rights of other tenants of the Building (including any noise audible or any odor or vibrations observable from outside the Premises), or injure or annoy them, or use or allow the Premises or the Building or any part thereof to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Building or any portion thereof, or commit or suffer to be committed any waste or damage in or about the Premises or the Building or any portion thereof. Tenant shall not permit any materials to be placed or stored in the common areas of the Building and shall not permit debris to be placed therein, except in appropriate receptacles provided therefor. Tenant, its agents, servants and invitees shall have the right on a 24 hour per day - seven day per week basis during the term hereof, subject to compliance with Landlord's security procedures, to the (a) non-exclusive use of the entrance lobby of the Building, its passenger and freight elevators, and the common area of the floor of the Building in which the Premises are located, for purposes of ingress to and egress from the Premises, and (b) the restrooms located on the floor of the Building in which the Premises are located, and (c) the exclusive use of the

                                      10.

Premises. The provisions of Sections 11 and 12 of this Lease shall apply to all such areas. Tenant shall not use any portion of the Building (including, without limitation, the Building roof or portions of the Building leased to other tenants) other than the Premises, excepting only as set forth in the preceding sentence and such other portions of the Building as are necessary for fire and other emergency ingress and egress purposes in accordance with applicable law. Tenant shall not place any equipment in or otherwise utilize the Premises in a manner that would exceed the floor load limits specified by Landlord.

     5.   Services.
          ---------

          (a)  Reasonable Services. Landlord (subject to the further provisions
               -------------------
of this Section 5) shall furnish the Premises:

               (i) during the period from 7 a.m. to 6 p.m., Monday through Friday (except holidays), or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, with heat and air conditioning in such amounts and at such temperatures as Landlord reasonably determines are required for purposes of human comfort;

               (ii)  a reasonable amount of water;

               (iii) electricity for lighting and the operation of office machines and any equipment installed pursuant to Exhibit B hereof, for which purposes Landlord will provide Tenant with an electric allowance of 11,208 kilowatt-hours per month. Tenant shall pay to Landlord upon demand for all electric power Landlord determines is consumed by Tenant in excess of such

                                      11.

allowance. The determination of the amount of Tenant's electric power consumption shall be made by Landlord in good faith and shall be final, binding and conclusive, provided that, if Tenant so elects, Landlord shall install at Tenant's expense a separate electric meter to measure the electrical power actually consumed by Tenant;

               (iv) non-attended, or attended, at Landlord's election, elevator service, and

               (v) daily (one shift) janitor service Monday through Friday (except holidays) which shall be provided by Landlord in the manner that such service is customarily furnished in comparable office buildings in the area.

     Tenant shall notify Landlord within five (5) days following request thereby of the nature and quantity of all Tenant's equipment and other items using electricity in the Premises.

     Landlord shall not be in default hereunder or be liable for any damage directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of, (i) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the control of Landlord or by the making of repairs or improvements to the Premises or to the Building (including the Building systems), or (ii) the limitation, curtailment, rationing or restrictions on use of or the failure of the supply by the relevant utility to Tenant of, water, electricity, gas, or any other form of utility services serving the Premises or the

                                      12.

Building. Tenant expressly acknowledges that all utility services are provided by the relevant utility involved, and Landlord is to have no responsibility for the amount or quality of utility services provided, including without limitation, the improper operation of Tenant's equipment utilizing the same.

          (b)  Excess Electricity. Tenant, without the prior written consent of
               ------------------
Landlord, shall not use any apparatus or device in the Premises which alone or collectively uses electricity in excess of the capacity of the electrical circuits to the Premises installed pursuant to Exhibit B hereof, nor connect with electric current, except through existing electrical outlets in the Premises, any apparatus or device, for the purposes of using electric current. If Tenant shall require electric current in excess of the capacity of the electrical circuits to the Premises installed pursuant to Exhibit B hereof, Tenant shall first obtain Landlord's consent to the installation of such increased electrical capacity in accordance with the provisions of Section 7 hereof. Tenant agrees to pay Landlord for such excess electric current consumed in excess of the allowance provided in Section 5(a) above.

          (c)  Excess Water. Tenant shall not use water in excess of that
               ------------
furnished by Landlord for use of the Premises as general office space or connect any apparatus or device for the purpose of using water. If Tenant shall require water in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the written

                                      13.

consent of Landlord to the use thereof. Landlord, as a condition of Landlord's consent, may cause a water meter to be installed, so as to measure the amount of excess water used. The cost of any such meter and of installation, maintenance and repair thereof shall be paid by Tenant, and Tenant agrees to pay to Landlord promptly upon demand thereof by Landlord for all such excess water so used. Unless and until Landlord installs such separate meter, Tenant shall pay to Landlord promptly upon demand Landlord's good faith estimate of the cost of the excess of the amount of water used by Tenant over that usually furnished or supplied by Landlord for use of the Premises as general office space, and Landlord's estimate of such excess amounts, based upon the independent judgment of Landlord's engineer, the manufacturer of the equipment involved, or the utility providing the service, shall be final, binding, and conclusive upon Tenant.

          (d)  Excess Air-Conditioning. Tenant (except as otherwise provided in
               -----------------------
Exhibit B) shall not use any apparatus or device in the Premises that will increase the amount of air conditioning furnished by Landlord for general office space.

     6.   Taxes Payable by Tenant. In addition to the monthly rental and other
          -----------------------
charges that are payable by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord whether or not now customary or within the contemplation of the parties hereto which are upon, measured by, or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures, and other personal property

                                      14.

located in the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than tenant improvements made and paid for by Landlord hereunder, regardless of whether title to such improvements shall be in Tenant or Landlord.

     7.  Alterations, Additions or Improvements. Except for the initial
         --------------------------------------
improvement of the Premises pursuant to Exhibit B, which shall be governed by the provisions of Exhibit B, Tenant shall not make or suffer to be made any alterations, additions, or improvements to or of the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent. All such alterations, additions or improvements shall become Landlord's property immediately and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant unless Landlord elects by notice to Tenant given at the time of Landlord's consent to have Tenant remove the same, in which event Tenant shall promptly remove such alterations, additions or improvements, repair any damage to the Premises, and restore the Premises to their condition prior to the installation of such alterations, additions or improvements.

     Tenant at its expense shall obtain any and all permits and consents of applicable governmental authorities in respect of such alterations, additions, and improvements and shall comply with the requirements of all governmental authorities in connection therewith, including all building codes; and Tenant shall be liable to Landlord and shall reimburse Landlord for the

                                      15.

costs of any improvements to the Building (whether or not within the Premises) which may be required by governmental authority as a consequence of Tenant's alterations, additions and improvements.

     All alterations made by Tenant with the prior written consent of Landlord shall be effected through the use of contractors approved by Landlord who shall furnish to Landlord upon demand such completion bonds and labor and material bonds as Landlord may require so as to assure completion of such alterations, additions or improvements on a lien-free basis (and the furnishing of the same shall not relieve Tenant of its obligation under Section 8 hereof).

     8.   Liens. Tenant shall keep the Premises and the Building free and clear
          -----
of and from any and all mechanics', materialmen's and other liens for work or labor done, services performed and for materials used or furnished in or about the Premises by or on behalf of Tenant. Tenant at all times shall pay and discharge, promptly and fully, any and all claims upon which any such lien may or could be based, provided that Tenant in good faith may contest any such lien if Tenant obtains and records a statutory lien release bond the effect of which is that the lien is expunged from Landlord's title as a matter of law. Tenant shall save, defend, indemnify and hold Landlord, the Premises and the Building free and harmless of and from any and all such liens or claims of liens or suits or other proceedings pertaining thereto.

                                      16.

     9.   Repairs. By entry hereunder, Tenant accepts the Premises as being in
          -------
the condition in which Landlord is obligated to deliver the Premises, subject only to the work to be performed by Landlord pursuant to Section 2(b) and Exhibit B. Tenant, at all times during the term hereof and at Tenant's sole cost and expense, shall keep the Premises and every part thereof in good condition and repair, excepting (a) ordinary wear and tear, and (b) damage due to casualty with respect to which the provisions of Section 10 and 12 shall apply. Tenant hereby waives all right to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided by California Civil Code Section 1941 and 1942 or any other law, statute or ordinance now or hereafter in effect. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specifically herein set forth in Exhibit B. The maintenance of the Building structure, Building systems, and common areas of the Building are the sole responsibility of the Landlord. Except as specifically set forth herein, Landlord has not made any representations respecting the condition of the Premises to Tenant.

     10.  Destruction or Damage.
          ---------------------

          (a)  Damage. If the Premises and/or the portion of the Building
               ------
necessary for Tenant's occupancy are damaged by fire, earthquake, act of God, the elements, or other casualty, Landlord shall forthwith repair the same, subject to the provisions of this Section hereinafter set forth, if such repairs, in

                                      17.

Landlord's opinion, can be made within 90 days following the issuance of any building permit required by relevant governmental authority (the "Rebuilding Period"). This Lease shall remain in full force and effect except that, if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees or invitees, a proportional abatement of rental (based upon square footage) shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable. Landlord's determination that such repair may be made within the Rebuilding Period shall not obligate Landlord to complete the same within such period. For purposes of this Section 10, "repairs" shall include all repair and restorative work Landlord in Landlord's good faith but nevertheless sole discretion deems advisable, including without limitation, all work and improvements Landlord deems advisable to improve the condition and quality of the Building, whether in the form of government mandated building code upgrades or otherwise.

          (b)  Repair. If such repairs, in Landlord's opinion, cannot be made
               ------
within the Rebuilding Period, Landlord shall elect, by notice to Tenant within 30 days after the date of such fire or other casualty: (i) to repair or restore such damage, in which event this Lease shall continue in full force and effect (except that the rent shall be partially abated as hereinabove provided) and Landlord shall repair and restore such damage with reasonable diligence, or (ii) to terminate this Lease, in which

                                      18.

event this Lease shall terminate as of the date of such fire or other casualty.

          (c)  Waiver. Tenant waives California Civil Code Sections 1932(2) and
               ------
1933(4) providing for termination of hiring upon destruction of the thing hired.

          (d)  Costs of Repair. If the Premises are to be repaired under this
               ---------------
Section, Landlord (subject to the provisions of Section 12(b) hereof) shall repair at its cost any injury or damage to the Building itself and the tenant improvements in the Premises paid for by Landlord hereunder. Tenant shall repair and pay the cost of repairing Tenant's alterations, Tenant's improvements, Tenant's trade fixtures, Tenant's personal property and any other tenant improvements in the Premises and shall be responsible for carrying such casualty insurance as it deems appropriate with respect to such other tenant improvements.

          (e)  Tenant's Right to Terminate Lease. If the Premises are not
               ---------------------------------
restored within one hundred eighty (180) days after the date of damage or destruction, Tenant shall have the right to terminate this Lease.

     11.  Insurance; Waiver of Subrogation.
          --------------------------------

          (a)  Insurance. Tenant, at Tenant's expense, shall maintain in full
               ---------
force during the term hereof a policy or policies of comprehensive broad form general public liability insurance insuring against claims and liability for personal injury, death and property damage arising in or about the Premises, the Building and adjoining areas or ways, with a

                                      19.

carrier or carriers acceptable to Landlord, and which carrier or carriers in any event shall have a rating of not less than A Plus XIII by Best's Insurance Guide. The liability under such insurance shall not be less than $1,000,000 combined single limit bodily injury and property damage. Such policy or policies of insurance shall (a) name Landlord and Landlord's lender as additional insureds, (b) be nonassessable, primary and noncontributory with any policies carried by Landlord, and (c) provide that the same may not be cancelled or materially amended except upon 30 days prior written notice to Landlord. Tenant at all times shall maintain with Landlord a current certificate or certificates of said policy or policies. The amount of insurance coverage provided for in this Section shall be increased from time to time during the term hereof upon demand of Landlord to the extent reasonably required by circumstances then existing (including, but not limited to increases in the cost of living as reflected in the Consumer Price Index published by the U.S. Department of Labor and increases in personal injury and wrongful death judgments or awards in the City and County of San Francisco).

          (b)  Subrogation. To the extent available without material incremental
               -----------
premium, each party shall obtain from its insurers under all policies of property insurance maintained by such party at any time during the term hereof insuring or covering the Premises, the Building or any portion thereof or operations therein, a waiver of all rights of subrogation which

                                      20.

the insurer might have against the other party, and each party shall indemnify the other party against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver to the extent the same is so available.

     12.  Waiver; Indemnity.
          -----------------

          (a) Tenant covenants and agrees that Landlord shall not at any time after the date hereof or to any extent whatsoever be liable, responsible or in anywise accountable for, and Tenant waives and releases any claim (including any claim for contractual or implied indemnity) against Landlord, for Losses (hereinafter defined) which at any time after the date hereof may be suffered or sustained by:

               (i)  Tenant; or

               (ii) Any person whosoever may at any time be using or occupying or visiting the Premises or be in, on or about the same, or in or about the common areas of the Building or the sidewalks adjacent thereto, and which Losses are caused in whole or in part by any act or omission (whether negligent, non-negligent or otherwise) of Tenant, its agents, servants and invitees;

and whether in case of either clause (i) and/or (ii) such Losses shall be caused
----------
in part by any act, omission or negligence of Landlord, its agents or servants, except to the extent caused by the grossly negligent or willful act or omission of Landlord, its agents or employees.

                                      21.

          (b) In addition to, and not in limitation of (a) above, Tenant shall forever indemnify, defend, hold and save Landlord and Landlord's Lender free and harmless of, from and against any and all Losses caused in whole or in part by any act or omission (whether negligent, non-negligent, or otherwise) of Tenant, its agents servants and invitees and suffered or sustained by:

               (i)  Landlord; and/or

               (ii) any third person who asserts a claim against Landlord on account thereof;

and whether in case of either clause (i) and/or (ii) such Losses shall be caused
-----------
in part by any act, omission or negligence of Landlord, its agents or servants, except to the extent caused by the grossly negligent or willful act or omission of Landlord, its agents or employees. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made or may be made.

          (c) For purposes hereof "Losses" shall mean any and all losses, damages, costs and expenses, direct and indirect, actual and consequential, on account of injury to or death of persons, or loss of or damage to property, of any kind or nature, including without limitation, loss, injury, death or damage due to criminal act by third persons.

                                      22.

          (d) The provisions of this Section 12 shall survive the termination of this Lease with respect to any Losses occurring prior to such termination. The insurance policy or policies required pursuant to the provisions of Section 11(a) by their terms shall cover the indemnity obligations of Tenant under
Section 12(b), except to the extent that any such obligation arises from allegations of the willful misconduct of Tenant, its servants or its agents.

     13.  Compliance with Legal Requirements.
          ----------------------------------

          (a) During the term of this Lease, Tenant, with respect to the Premises, at its sole cost and expense shall comply promptly with (i) all laws, statutes, regulations, ordinances, governmental rules, or requirements now in force or which may hereafter be in force, (ii) the requirements of any board of fire underwriters or other similar body now or hereafter constituted, (iii) any direction or occupancy certificate issued pursuant to any law by any public officer or officers, and (iv) the provisions of all recorded documents affecting the Building or the Premises insofar as any of clauses (i) through (iv) relate to or affect the condition, use or occupancy of the Premises, excluding structural changes not necessitated by improvements made by or for Tenant pursuant to Section 7 or by acts or other omissions of Tenant. The judgment of any court of competent jurisdiction or the admission by Tenant (excluding from the term "admission" any settlement or consent decree which by its terms does not admit Tenant's liability) in any action or

                                      23.

proceeding against Tenant (whether Landlord be a party thereto or not) that Tenant has violated any such law, statute or governmental rule, regulation, or requirement, shall be conclusive of such violation as between Landlord and Tenant.

          (b)  Environmental Matters.
               ---------------------

               (i) As used herein, the following items shall have the following meanings:

               "Environmental Activity" means any actual, proposed or threatened
                ----------------------
use, storage, treatment, existence, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials from, into, on, under or about the Premises, or any other activity or occurrence that causes or would cause any such event to exist.

               "Environmental Requirements" means all present and future
                --------------------------
federal, state, regional or local laws relating to the use, storage, treatment, existence, release, emission, discharge, generation, manufacture, disposal or transportation of any Hazardous Materials.

               "Hazardous Material" means at any time any substances or
                ------------------
materials which at such time are classified or considered to be hazardous or toxic under any Environmental Requirement.

               (ii) Tenant shall not engage in nor permit the occurrence of any Environmental Activity except in the ordinary course of Tenant's business and only in compliance with all Environmental Requirements and prudent industry practices.

                                      24.

Tenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required under any Environmental Requirements for any Environmental Activity by Tenant, including, without limitation, the discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises, and upon termination of this Lease shall cause all of its Hazardous Materials to be removed from the Premises in accordance with and in compliance with all applicable Environmental Requirements.

               (iii) Upon having knowledge thereof, Tenant shall immediately notify Landlord in writing of:

                    (A) any regulatory action that has been instituted, or threatened by any governmental agency or court with respect to Tenant that relates to any Environmental Activity;

                    (B) any claim relating to any Environmental Activity by Tenant in, on or about the Premises, or that arises out of or in connection with any Hazardous Materials in, on, under or about the Premises or removed from the Premises; or

                    (C) any actual or threatened material release on, under or about the Premises or any adjacent property of any Hazardous Material, except any Hazardous Material whose discharge or emission is expressly authorized by and in compliance with a permit issued by a federal, state, regional or local governmental agency pursuant to Environmental Requirements.

                                      25.

               (iv) Tenant shall provide Landlord with copies of any communications with federal, state, regional or local governments, agencies or courts with respect to any Environmental Activity or Environmental Requirement relating to the Premises and any communications with any third party relating to any claim made or threatened with respect to any Environmental Activity by Tenant in, on or about the Premises.

               (v) Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect, and hold Landlord and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) arising from or caused in whole or in part, directly or indirectly, by (i) an Environmental Activity by Tenant; or (ii) Tenant's failure to comply with any Environmental Requirement. Tenant's obligations under this Section 13(b) shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any repair or cleanup, removal or remediation action, or detoxification or decontamination of the Premises, or the preparation and implementation of any closure, remedial action or other plans in connection therewith that are required as a result of any Environmental Activity by Tenant, and shall survive the expiration or earlier termination of the term of this Lease.

               (vi) The provisions of this Section 13(b) shall survive the termination of this lease.

                                      26.

     14.  Assignment and Subletting.
          -------------------------

          (a)  Assignment and Subletting. Except as expressly permitted pursuant
               -------------------------
to this Section, Tenant shall not, without the prior written consent of Landlord, assign this Lease, or any interest herein, or sublet the Premises, or any part thereof, or permit the use or occupancy of the Premises (or any right or privilege appurtenant thereto) by any party other than Tenant. For purposes hereof, "assignment" shall include any proposed disposition or transfer, voluntary or involuntary, or hypothecation; and where Tenant is a (i) partnership, "assignment" shall include a transfer of 25% or more of the equity interest therein (other than to an existing equity holder) or (ii) a corporation "assignment" shall include (except with respect to a corporation whose stock is publicly traded) any (A) merger, consolidation or other reorganization (involving the equity securities of Tenant) of Tenant, (B) liquidation, dissolution or disposition of all or substantially all of the assets of Tenant or (C) change in ownership of 40% or more of the equity interest therein (other than a transfer to an existing equity holder). Any of the foregoing acts without such consent of Landlord shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest herein, be transferable or assignable as to the interest of Tenant by operation of law without the written consent of Landlord.

     Landlord's consent to any assignment or subletting of all or any part of the Premises shall not be unreasonably withheld or

                                      27.

delayed. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent from a proposed assignment or subletting in the following instances:

               (i) If Landlord determines in its good faith but nevertheless sole discretion that the use of the Premises by the proposed assignee or sublessee would be in violation of Section 4 of this Lease;

               (ii) If Landlord determines in its good faith but nevertheless sole discretion that the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms;

               (iii) If Landlord determines in its good faith but nevertheless sole discretion that the proposed assignee or sublessee does not have a favorable reputation as a tenant of property;

               (iv) If Landlord has received from any prior lessor to the proposed assignee or subtenant a negative report concerning such prior lessor's experience with the proposed assignee or subtenant;

               (v) If Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant;

               (vi) If the use of the Premises by the proposed assignee or subtenant will violate any applicable law, ordinance

                                      28.

or regulation, or any use permit issued for the use and occupancy of the Premises.

          (b)  Information; Landlord's Options. If at any time, or from time to
               -------------------------------
time, during the term of this Lease, Tenant desires to assign, sublet or permit the occupancy or use by another of all or any part of the Premises, Tenant shall give notice to Landlord setting forth the following: (i) the name, address, and legal composition of the proposed sublessee, occupier or user; (ii) the nature of the business proposed to be carried on in the Premises (including proposed number of employees to be located in the Premises, the proposed equipment to be used therein, proposed floor loads and proposed electrical loads); (iii) a copy of the proposed assignment or sublease agreement; and (iv) any other documentation or information reasonably requested by Landlord, including financial information covering the proposed assignee, sublessee, occupier or user with respect to such proposed subletting. All such information may be considered by Landlord in making Landlord's permitted determinations hereunder, including the granting or withholding of consent in respect of a proposed assignment or subletting. Such notice, once so given, shall not be withdrawn or rescinded by Tenant. Landlord shall have the options, exercisable by notice given to Tenant within 10 days after Tenant's notice is given, to do the following:

               (i) In the case of a proposed subletting, Landlord may sublet from Tenant such space at the rental and

                                      29.

other terms set forth in this Lease, prorated where appropriate to reflect obligations allocable to that portion of the Premises to be sublet, unless the rental to be paid by the proposed sublessee is lower than the rental, as so prorated, payable under the Lease, in which event such lower rental shall be payable by Landlord to Tenant, or

               (ii) In the case of either a proposed assignment or subletting, Landlord may terminate this Lease as to that part or all of the Premises proposed to be assigned or sublet, and in the case of termination as to a portion of the Premises, Tenant's obligations under the Lease as to the balance of the Premises remaining shall be proportionately reduced.

     If Landlord sublets such space or terminates the Lease as to such space, in each instance leaving a portion of the Premises occupied by Tenant, Tenant shall provide Landlord without charge reasonable and appropriate access to such space and reasonable use of any common areas and facilities appurtenant thereto. For purposes hereof, "common area" shall mean the total area on a floor consisting of rest rooms, janitor, telephone and electrical closets, mechanical areas, and public corridors providing access to tenant space on such floor, but excluding public stairs, elevator shafts and pipeshafts, together with the enclosing walls thereof.

          (c)  Assignment or Subletting Conditions. Subject to (i) the other
               ------------------------ ----------
provisions of this Section 14 and (ii) Landlord's consent, which shall not be unreasonably withheld or delayed,

                                      30.

Tenant may assign or sublet such space to any third party on the following conditions:

               (i) In the case of a sublease, the same shall be subject and subordinate to all of the provisions, terms and conditions of this Lease,

               (ii) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises assigned or subleased until an executed counterpart of such assignment or sublease, in form and substance satisfactory to Landlord, shall have been delivered to Landlord, and Landlord shall have expressly consented thereto in writing,

               (iii) No assignee or sublessee shall have a further right to assign or sublet,

               (iv) An amount equal to 50% of all sums or other economic consideration received by Tenant as a result of such assignment or subletting, however denominated (whether as consideration for the assignment, rentals under a sublease, or otherwise), which exceed in aggregate the total sums which Tenant (or Tenant's assignee in case of an assignment) is obligated to pay Landlord under this Lease (after deducting (a) bona fide charges for services provided by the Tenant to subtenants at rates that are comparable to and not in excess of rates charged for similar services in the area, and (b) Tenant's actual out-of-pocket costs of such assignment or subletting, not to exceed $15 per net rentable square foot multiplied by the number of net rentable square feet involved, which deduction shall be amortized

                                      31.

in the case of a subletting in equal monthly installments over the term of the sublease), prorated to reflect obligations allocable to that portion of the Premises subject to such assignment or sublease, shall be payable to Landlord as additional rental under this Lease without affecting or reducing any other obligations of Tenant hereunder, provided that (A) in no event shall Tenant be obligated to pay Landlord less than the rental specified in this Lease, and (B) there are excluded from this clause (iv) any sublease or subleases totalling less than 30% of the rentable area of the Premises, which exclusion is based on the condition that at no time during the term of this lease shall there be any assignment or subletting of 30% or more of the rentable area of the Premises, (and in the event of the failure of such condition at any time this clause (iv) shall apply to any consideration thereafter received on account of any assignment or subletting, including the subletting of less than 30% of the rentable area of the Premises to which the exclusion otherwise would apply). The parties hereto acknowledge and agree that it is not their intention that Tenant's leasehold interest in the Premises have any bonus value or marketable value to Tenant even though the rentals provided for herein may from time to time be less than the fair market rental value of the Premises.

               (v) Tenant shall immediately and irrevocably assign to Landlord, as security for Tenant's obligations under this Lease, all rental from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as

                                      32.

assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rental and apply it towards Tenant's obligations under this Lease; except that, until the occurrence of an Event of Default by Tenant as defined in Section 17, Tenant shall have the right to collect such rental.

          (d)  Primary Liability. Regardless of Landlord's consent, no
               -----------------
subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignees of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease, provided that any such amendments or modifications shall not increase Tenant's liability hereunder.

                                      33.

               (e)  Attorneys' Fees. If Tenant shall assign or sublet the
                    ---------------
Premises or request the consent of Landlord to any assignment or subletting, or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith.

               (f)  Conflicting Provisions. The provisions of this Section shall
                    ----------------------
prevail and govern over any conflicting provision in any assignment or subletting to which Landlord gives written consent. Any modification of the terms of this Lease as between Tenant and Sublessee shall be void and will not be binding on the Landlord.

               (g)  Brokerage. Tenant shall forever save, indemnify and hold
                    ---------
Landlord harmless from any and all claims for real estate brokerage of persons claiming by or through Tenant arising from any assignment or subletting.

     15.  Rules. Tenant shall faithfully observe and comply with the rules and
          -----
regulations annexed to this Lease and, after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.

     16.  Entry by Landlord. Landlord may enter the Premises at reasonable hours
          -----------------
to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders, or tenants, (c) determine

                                      34.

whether Tenant is complying with all its obligations hereunder, (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder, (e) post notices of nonresponsibility and (f) make repairs in the Premises or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building (provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible). Without limiting the foregoing, Landlord may, at any time or from time to time during the term of this Lease, perform substantial renovation work in and to the Building or the systems serving the Building (which work may include, but need not be limited to, the repair or replacement of the Building's exterior facade, exterior window glass, elevators, electrical systems, air conditioning and ventilating systems, plumbing system, common hallways, or lobby), any of which work may require access to the same from within the Premises. Tenant agrees that
(a) Landlord shall have access to the Premises at all reasonable times, upon reasonable notice, for the purpose of performing such work, and (b) Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of rent on account of any noise, vibration, or other disturbance to Tenant's business at the Premises (provided that Tenant is not denied access to said Premises and Tenant's ability to conduct its business on the Premises is not substantially impaired thereby) which shall arise out of said access by Landlord or by

                                      35.

the performance by Landlord of the aforesaid renovations at the Building. Landlord shall use reasonable efforts (which shall not include any obligation to employ labor at overtime rates) to avoid disruption of Tenant's business during any entry upon the Premises by Landlord permitted by this Section 16.

     Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by any such entry or entries made by Landlord pursuant to any of the foregoing. Landlord shall at all times have and retain keys with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant and approved by Landlord in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

     17.  Events of Default. The occurrence of any one or more of the following
          -----------------
events (an "Event of Default") shall constitute a breach of this Lease by
Tenant: (a) if Tenant shall fail to pay rent or any other sum when and as the same becomes due and payable and such failure shall continue for more than 10 days

                                      36.

(except that if Landlord has notified Tenant in writing on two occasions during the 12 months preceding the due date that Tenant has failed to pay rent or any other sum on the due date, then the failure to pay such rent or other sum on the due date shall constitute an Event of Default); or (b) if Tenant shall default in the performance or observance of any other term hereof or of the rules and regulations described in Section 15 to be performed or observed by Tenant, and within 30 days following written notice from Landlord to Tenant, Tenant shall have failed to completely cure such default, or if the nature of such default is such that it cannot reasonably be cured within such 30 day period, Tenant shall not within such 30 day period have commenced with prompt diligence the curing of such default, or, having so commenced, shall thereafter have failed to prosecute with prompt diligence the complete curing of such default; or (c) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or as insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, or shall file an answer admitting, or fail to protest timely the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Tenant or

                                      37.

any material part of its properties; or (d) if within 45 days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, such proceeding shall not have been dismissed, or if, within 30 days after the appointment without the consent or acquiescence of Tenant, of any trustee, receiver, or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or (e) if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within 30 days; or (f) if Tenant shall abandon or surrender the Premises, or be dispossessed by process of law or otherwise, or shall vacate or fail to take possession of the Premises.

     18.  Landlord's Right to Terminate. If an Event of Default shall occur,
          -----------------------------
Landlord at any time thereafter may give a written termination notice to Tenant, and on the date specified in such notice (which shall be not less than three days after the giving of such notice) Tenant's right to possession shall terminate, unless on or before such date all delinquent rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other breaches of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. Landlord may remove all persons and

                                      38.

property located therein and hold, administer and dispose of any or all of such properties in accordance with applicable California law, including California Civil Code Section 1980 et seq. and California Code of Civil Procedure Section
                        -- ---
1174. Landlord may do all things Landlord deems necessary in order to relet the Premises, including, without limitation any alterations, repair and/or restoration of the Premises. Upon such termination, Landlord may recover from
Tenant: (a) the worth at the time of award of the unpaid rental which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rental for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by allowing interest at the highest rate legally permitted under applicable law. The "worth at the time of award" of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the

                                      39.

Federal Reserve Bank of San Francisco at the time of award plus 1% (one percent). Notwithstanding any other provisions hereof, any efforts by Landlord to mitigate damages caused by Tenant's breach of this Lease shall not constitute a waiver of Landlord's right to recover damages hereunder and shall not affect the right of Landlord to indemnification pursuant to the provisions of Section 12 hereof.

     19.  Continuation Notwithstanding Default. Even though Tenant has breached
          ------------------------------------
this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

     20.  Additional Remedies. The remedies provided for in this Lease are in
          -------------------
addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

     21.  Landlord's Right to Cure Defaults. All agreements and provisions to be
          ---------------------------------
performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed

                                      40.

hereunder and such failure shall continue for 10 days after notice thereof by Landlord, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental.

     22.  Attorneys' Fees. If as a result of any breach or default in the
          ---------------
performance of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all attorneys' fees and expenses so incurred by Landlord, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant shall be entitled to recover for the fees of its attorneys in such amount as the court may adjudge reasonable.

     23.  Eminent Domain. If any part of the Premises shall be taken as a result
          --------------
of the exercise of the power of eminent domain, this Lease shall terminate as to the part of the Premises so

                                      41.

taken as of the date of taking, and either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises remaining after a partial taking by written notice to the other within 30 days after such date, provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that such partial taking shall be to such extent and nature as to substantially and permanently handicap, impede, or impair the conduct of Tenant's business therein. If all of the Premises are taken as a result of the exercise of the power of eminent domain, this Lease shall terminate upon the date of taking. If any part of the Building (other than the Premises) shall be taken as a result of the exercise of the power of eminent domain, Landlord shall have the right to terminate this Lease by written notice to Tenant within 30 days from the date of such taking; in the event that Landlord does not so elect, this Lease shall continue in full force and effect, provided that Tenant is afforded continuous access to the Premises.

     Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with any exercise of the power of eminent domain, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise, except that Tenant shall be entitled to any specific award made in favor of Tenant covering Tenant's trade fixtures and relocation expenses. In the event of a partial taking of the Premises which does not result in a termination of this Lease,

                                      42.

the monthly rental thereafter to be paid shall abate in proportion to that portion of the Premises that is rendered unusable by Tenant in the conduct of its business.

     It is understood and agreed that the foregoing provisions of this Section are intended to and do fully define and set forth the respective rights and obligations of the parties in the event of a taking of the Premises or a part thereof, including without limitation the circumstances under which this Lease shall or may be terminated, and the disposition of any proceeds of any insurance or award, and Landlord and Tenant each expressly waives the benefit and effect of any rights and/or obligations whether purporting to arise by law, by governmental order, under any insurance contract, or otherwise (including the provisions of the California Code of Civil Procedure section1265.130), which are inconsistent with the rights and obligations set forth herein.

     For purposes hereof the "date of taking" shall be deemed to be the date that physical possession of the property taken is delivered to the condemning authority.

     24.  Subordination. This Lease shall be subject and subordinate at all
          -------------
times to (a) all ground or underlying leases which may hereafter be executed affecting the Building and (b) the liens of all mortgages and deeds of trust now or hereafter placed on or against the Building or on or against Landlord's interest or estate therein or on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Tenant to effect such

                                      43.

subordination; provided that if and for as long as Tenant is not in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease, and Tenant attorns to the Landlord of any such ground or underlying lease or to the purchaser upon foreclosure of the lien of any mortgage or deed of trust, or, if requested, enters into a new lease for the balance of the original or extended term hereof then remaining upon the same terms and provisions as are in this Lease contained (which attornment or entry into a new lease Tenant hereby agrees to do), the rights and possession of Tenant under this Lease shall not be disturbed. Tenant agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to such ground or underlying leases, and to the liens of any such mortgages or deeds of trust, as may be requested by Landlord and/or in such form as is required by Landlord's lender (including provisions waiving as against lender claims of, and giving to lender notice of and the right to cure, Landlord defaults under the Lease).

     25.  No Merger. The voluntary or other surrender of this Lease by Tenant,
          ---------
or a mutual cancellation thereof, shall not work a merger, and, at the option of Landlord, either shall operate (a) to terminate all or any existing subleases or subtenancies under the Lease or (b) as an assignment to Landlord of any or all such subleases and subtenancies.

     26.  Sale. If the original Landlord hereunder, or any successor owner of
          ----
the Building, shall sell or convey the

                                      44.

Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

     27.  Estoppel Certificate. Tenant shall execute, acknowledge and deliver to
          --------------------
Landlord, within ten (10) days following request by Landlord a certificate certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificate and (d) such other matters as may be requested by Landlord or Landlord's lender. Any such certificate may be relied upon by any prospective purchaser, mortgagee, or beneficiary under any deed of trust on the Building or any part thereof.

     28.  No Light, Air, or View Easement. Any diminution or shutting off of
          -------------------------------
light, air, or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

     29.  Holding Over. If, without objection by Landlord, Tenant holds
          -----------
possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to

                                      45.

month upon the terms, conditions and provisions herein specified but at a monthly rental equivalent to 150 percent of the then prevailing fair market rental as determined in good faith by the Landlord but in no event less than the rental being paid by Tenant in the last month of the term of this Lease, payable in advance on or before the first day of each month. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

     30.  Abandonment. Tenant shall not vacate or abandon any part or all of the
          -----------
Premises. If Tenant shall vacate, abandon, or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of the Landlord, except such property as may be mortgaged to Landlord.

     31.  Surrender. Tenant shall at the end of the term hereof surrender to
          ---------
Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God, or the elements excepted. Subject to Landlord's right to require removal pursuant to Section 7 hereto, all improvements installed in the Premises by Tenant, shall, without compensation to Tenant, then become Landlord's property free and clear of all claims to or against them by Tenant or any third person, and Tenant shall defend and indemnify Landlord against all liability

                                      46.

and loss arising from such claims or from Landlord's exercise of the rights conferred by this Section.

     32.  Waiver. The waiver by either party of any term, agreement, condition,
          ------
or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, agreement, condition, or provision herein contained, nor shall any custom or practice which may grow between the parties in the administration of the terms hereof be construed to waive or to lessen the right of such party to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, agreement, condition, or provision of this Lease, other than the failure of Tenant to pay particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental.

     33.  Notice. All notices, demands or other writings provided in this Lease
          ------
to be given or made or sent, or which may be given or made or sent by one party to another party, shall be deemed to have been fully given or made or sent when made in writing and upon personal delivery (whether by such party or its agent, or by courier, or by electronic transmissions such as FAX or telex) or after 72 hours following deposit in the United States mail, registered or certified, postage prepaid, and addressed to such party at the address specified in the Basic Lease Information, or to such other place as such party may from

                                      47.

time to time designate in a notice to the other party or parties. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

     34.  Complete Agreement. There are no oral agreements between Landlord and
          ------------------
Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. There are no representations between Landlord and Tenant other than those contained in this Lease, and all reliance with respect to any representations is solely upon such representations.

     35.  Corporate Authority. If Tenant signs as a corporation, each of the
          -------------------
persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that the person(s) signing on behalf of the corporation were authorized to do so.

     36.  Miscellaneous Provisions.
          ------------------------

          (a) The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular.

                                      48.

          (b) If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

          (c) Time is of the essence of this Lease and each and all of its provisions.

          (d) Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

          (e) The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

          (f) If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

          (g) This Lease shall be governed by and construed pursuant to the laws of the State of California.

          (h) All remedies hereinbefore and hereafter conferred upon Landlord shall be deemed cumulative and no one shall be exclusive of the other, or shall in any way limit the availability to Landlord of any other remedy conferred by law, whether or not specifically conferred by the provisions of this Lease.

          (i) All indemnities of Tenant contained in this Lease shall survive the expiration or other termination hereof with respect to any act, condition or event which is the subject

                                      49.

matter of such indemnity and which occurs prior to such expiration or other termination.

          (j) The parties acknowledge and agree that each party has reviewed and revised, and has been provided the opportunity of its respective counsel to review and revise, this Lease, and no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation or construction of this Lease, or any amendments or exhibits thereto, or any other document executed and delivered by either party in connection therewith.

     37.  Exhibits. The exhibit(s) and addendum, if any, specified in any of the
          --------
Sections of this Lease are attached to this Lease and by this reference made a part hereof.

     38.  Security Deposit. Tenant shall deposit with Landlord the sum specified
          ----------------
in the Basic Lease Information ("Deposit") prior to January 15, 1993. Notwithstanding anything in this Lease to the contrary, receipt of the Deposit shall be a condition precedent to Landlord's obligation to install improvements to the Premises as provided in Section 2(b) and Exhibit B. The Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Deposit for the payment of any rent or other charge in default or for the

                                      50.

payment of any other sum to which Landlord may become obligated by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, Tenant, within 10 days after demand therefor, shall deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

     39.  Brokerage. Each party warrants and represents to the other that such
          ---------
party has not retained the services of any real estate broker, finder or any other person whose services would form the basis for any claim for any commission or fee in connection with this Lease or the transactions contemplated hereby except for (a) real estate brokerage services rendered to Landlord by Stubbs, Collenette and Associates, the commissions earned with respect to which Landlord shall pay to such broker pursuant to separate agreement between Landlord and such broker, and

                                      51.

(b) such real estate brokerage services as may have been rendered to Tenant for which Landlord is to have no liability. Each party agrees to save, defend, indemnify and hold the other party free and harmless from any breach of its warranty and representation as set forth in the preceding sentence, including the other party's attorneys fees.

     40.  Limitation of Liability. With the exception of actions arising from
          -----------------------
Landlord's fraud, bad faith or willful misconduct, any liability of Landlord under this Lease shall be limited to Landlord's interest in the Building and the parcel of real property on which the Building is located, and any appurtenant rights thereto.

     41.  Base Rent Abatement. Base Rent shall be abated as provided in the
          -------------------
Basic Lease Information, and such abatement is provisional and conditioned upon the full and faithful performance by Tenant of each and all of its obligations under this Lease. Upon the occurrence of an Event of Default pursuant to Section 17, such condition shall have failed and, unless subsequently and expressly waived in writing by Landlord, such abatement shall be cancelled and of no further force or effect; and such Base Rent covered thereby shall be immediately due and payable in full without demand or notice from Landlord.

     42.  Parking Spaces. Landlord shall provide to Tenant three parking spaces
          --------------
in the garage of the Building for the term of the Lease. Tenant shall use such parking spaces at its sole risk and liability, and no bailment shall be created.

                                      52.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth in the Basic Lease Information.


LANDLORD:                                    TENANT:

C & C INVESTMENTS                            MZ GROUP, INC.
a trust                                      a California corporation

By ___________________________               By ________________________________
       Corwin Booth                                    Mansoor Zakaria
       Trustee                                         Chairman


                                      53.

                                   EXHIBIT B
                                   ---------

                                  WORK LETTER
                                  -----------

     The purpose of this Work Letter is to delineate the responsibilities of Landlord and Tenant with respect to the costs and construction of the shell work and interior improvements to the Premises. Except as otherwise defined herein, capitalized terms shall have the meanings set forth in the Lease.

     1.   Landlord's Work. Landlord shall, at its direct cost, without any
          ---------------
application of funds from the Tenant Improvement Allowance (as hereinafter defined), bring the restrooms on the 8th floor of the Building into compliance with the requirements of the San Francisco Building Department for handicapped accessibility.

     2.   Tenant's Work. After the commencement of the term of this Lease,
          -------------
Tenant shall construct furnish or install within the Premises, at its sole cost and expense, in compliance with its obligations under the Lease, all improvements, equipment or fixtures that are necessary for Tenant's use and occupancy of the Premises (the "Tenant's Work"). The construction, furnishing and installation of Tenant's Work, is referred to herein as the "Improvement Work". The Improvement Work shall be performed in accordance with the following provisions:

     (a) Tenant will be responsible for delivery of final working drawings and specifications for the Premises to Landlord prior to beginning work. The final working drawings and specifications shall include mechanical and electrical drawings and decorating plans showing the location of partitions, reflected ceiling plans including light fixtures, electrical outlets, telephone outlets, sprinklers, doors, wall finishes, floor coverings and any other work required by Tenant. The final working drawings and specifications are referred to herein as "Tenant's Final Plans." Tenant shall cause all Tenant's Final Plans to be prepared by licensed architects, and where appropriate, licensed mechanical, electrical and structural engineers.

     (b) Tenant's Final Plans shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. If Landlord disapproves Tenant's Final Plans, or any portion

                                      1.

thereof, Landlord shall promptly notify Tenant thereof and of the revisions that Landlord reasonably requires in order to obtain Landlord's approval. As promptly as reasonably possible thereafter, Tenant shall submit to Landlord plans and specifications incorporating the revisions required by Landlord. Said revisions shall be subject to Landlord's approval, which shall not be unreasonably withheld. This procedure shall be repeated until Tenant's Final Plans are finally approved by Landlord and written approval has been received by Tenant. Tenant shall pay Landlord for the review of plans and specifications at the hourly rate of Landlord's architect, not to exceed a total of $1,500. The final plans and specifications approved by Landlord, including any changes, additions or alterations thereto approved by Landlord as provided in Paragraph 2(i) below, shall be referred to as the "Approved Plans."

     (c) Tenant shall obtain all building and other permits, licenses and other approvals necessary to construct the Improvement Work in compliance with all applicable laws (collectively, "Permits") prior to the commencement of such work. Tenant's Work shall (i) be constructed in compliance with the Approved Plans, with all of the terms and conditions of the Lease and with all applicable laws, (ii) not involve changes to structural components of the Building nor involve any floor penetrations unless approved by Landlord, in its sole and absolute discretion, (iii) not require any material modifications of the Building's mechanical or electrical systems unless approved by Landlord, in its sole and absolute discretion, and (iv) not cause pipes or conduits to run over or through any other tenant's space except as directed by Landlord.

     (d) Prior to commencing construction, Tenant shall deliver to Landlord the following:

          (i) The address of Contractor (as hereinafter defined), and the names of the primary subcontractors Contractor intends to engage for the construction of the Premises.

          (ii) The actual commencement date of construction and the estimated date of completion of the work, including fixturization.

          (iii) Executed copies of the applicable Permits for such work.

     (e) After final approval of the Approved Plans by Landlord, Tenant shall proceed promptly to commence performance of the Improvement Work. Tenant's contractors and subcontractors shall be acceptable to and approved in writing by Landlord, which approval shall not be unreasonably withheld, and shall be subject to administrative supervision by Landlord in

                                      2.

their use of the Building, provided, however, that any such administrative supervision shall not impose any liability or obligation whatsoever on Landlord. Tenant shall furnish to Landlord a copy of the executed contract between Tenant and Contractor covering all of Tenant's obligations under this Exhibit B. Tenant's contractors shall conduct their work and employ labor in such manner as to maintain harmonious labor relations and as not to interfere with any of Landlord's other tenants in the Building. All Improvement Work shall be done with union labor in accordance with the Northern California Master Labor Agreement and shall comply with all laws, codes and ordinances of the City of San Francisco, the State Fire Marshall's Office and any authority having jurisdiction over the project.

     (f) Tenant shall hire its own general contractor ("Contractor") to complete Tenant's Work, which Contractor shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld.

     (g) Contractor shall obtain a "course of construction" policy of insurance in an amount and form and issued by a carrier reasonably satisfactory to Landlord, endorsed to show Landlord as an additional insured, and Contractor and subcontractors shall carry worker's compensation insurance for their employees as required by law. The builder's risk policy of insurance shall name Landlord as an additional insured and shall not be cancelable without at least 30 days' prior written notice to Landlord.

     (h) Tenant shall cause Contractor to use ACCO and CBF, Inc., for its HVAC and electrical work, respectively.

     (i) If Tenant shall request any change, addition or alteration in Tenant's Work from the Approved Plans approved by Landlord, Tenant's Architect (as hereinafter defined) shall prepare plans and specifications with respect to such change, addition or alteration, which plans and specifications shall be submitted to Landlord and shall be subject to Landlord's prior written approval, which approval may be withheld in Landlord's sole discretion. Only new and first-class materials shall be used in the construction of the Improvement Work, except with the written consent of Landlord.

     (j) Trash removal will be done continually at Tenant's cost and expense. No trash, or other debris, or other waste may be deposited at any time outside the Premises. If so, Landlord

                                      3.

may remove it at Tenant's expense, which expense shall equal the cost of removal plus twenty-five percent (25%) of such costs as a management fee.

     (k) Storage of Tenant's contractors' construction materials, tools and equipment shall be confined within the Premises.

     (l) Landlord shall have the right to post in a conspicuous location on Tenant's Premises, as well as record with the City and County of San Francisco, a Notice of Nonresponsibility.

     (m) Tenant shall, upon completion of its work, submit to Landlord two (2) complete sets of plans (one in electronic format compatible with AutoCAD Release 14 or earlier) and specifications covering all of the Improvement Work, including architectural, electrical, and plumbing, as built.

     3.   Tenant Improvement Allowance.
          ----------------------------

     (a) Landlord shall provide Tenant with a cash tenant improvement allowance (the "Tenant Improvement Allowance") of up to $431,860. The Tenant Improvement Allowance shall be applied to hard costs of construction and for Tenant's architectural and engineering expenses in connection with the Improvement Work. Tenant shall bear and pay the cost of the Improvement Work in excess of the Tenant Improvement Allowance payable to Tenant. Based upon applications for payment prepared, certified and submitted by Tenant, Landlord shall make a progress payments from the Tenant Improvement Allowance in accordance with the provisions of this Paragraph 3.

     (b) As a condition to the first disbursement of the Tenant Improvement Allowance, all of the following conditions must be satisfied:

          (i) Tenant shall have delivered to Landlord duly executed originals of each of (A) the agreement between Tenant and the licensed architect ("Tenant's Architect") engaged by Tenant and approved by Landlord, in its reasonable discretion, for the design and oversight of the Improvement Work (the "Architect Agreement") and (B) the guaranteed maximum cost contract with Contractor for the construction of the Improvement Work (the "Tenant Improvement Contract").

          (ii) Landlord shall have approved the budget for the Improvement Work.

                                      4.

The Approved Plans shall have been completed and approved.

          (iii) Tenant shall have obtained and be in compliance with all Permits.

     (c) Not later than the 25th day of each month Tenant shall submit applications for payment to Landlord in a form satisfactory to Landlord, certified as correct by an officer of Tenant and by Tenant's Architect, for payment of that portion of the cost of the Improvement Work allocable to expenses reimburseable from the Tenant Improvement Allowance incurred during the period from the first day of the same month projected through the last day of the month. Each application for payment shall set forth such information and shall be accompanied by such supporting documentation as shall be requested by Landlord, including the following:

          (i) Fully executed conditional lien releases in the form prescribed by law from the Contractor and all subcontractors and suppliers furnishing labor or materials during such period and fully executed unconditional lien releases from all such entities covering the prior payment period.

          (ii) Contractor's worksheets showing percentages of completion, detailing the portion of the work completed and the portion not completed, and the ten percent (10%) retainage to be held by Tenant pursuant to the Tenant Improvement Contract until substantial completion of the Improvement Work.

          (iii) Contractor's certification as follows:

                "There are no known mechanics' or materialmen's liens outstanding at the date of this application for payment, all due and payable bills with respect to the Building have been paid to date or shall be paid from the proceeds of this application for payment, and there is no known basis for the filing of any mechanics' or materialmen's liens against the Building, and, to the best of our knowledge, waivers from all subcontractors are valid and constitute an effective waiver of lien under applicable law to the extent of payments that have been made or shall be made concurrently herewith."

          (iv) All documents necessary to effect and perfect the transfer of title to the materials or equipment for which application for payment is made.

          (v) Invoices for labor rendered and materials delivered to the Premises.

     (d) On or before the 25th day of the month following submission of the application for payment, Landlord shall make payment to Tenant of an amount equal to the Tenant Improvement

                                      5.

Portion (as hereinafter defined) less the Retained Amount (as hereinafter defined), provided that, (A) no default exists under the Lease, (B) no default exists under either of the Tenant Improvement Contract or the Architect Agreement, (C) no lien has been filed with respect to the Improvement Work that has not been released, (D) Tenant is in compliance with all Permits, (E) all insurance required hereunder and under the Lease is in full force and effect and
(F) Landlord does not dispute any request for payment based on non-compliance of any work with the Approved Plans or due to any substandard work, or for any other reason. Landlord has no obligation to make any payments to Contractor's material suppliers or subcontractors or to determine whether amounts due them from Contractor in connection with the Improvement Work have, in fact, been paid. As used herein, the "Tenant Improvement Portion" shall be equal to the amount requested by Tenant in the application for payment multiplied by a fraction, the numerator of which is the amount of the Tenant Improvement Allowance and the denominator of which is the total cost of the Improvement Work as set forth in the Tenant Improvement Contract. Tenant agrees that Landlord shall have the right, at all times prior to Tenant's satisfaction of all conditions precedent to Landlord's final disbursement of the Tenant Improvement Allowance, to withhold from each payment to Tenant of the Tenant Improvement Portion an amount equal to ten percent (10%) of each such Tenant Improvement Portion (the "Retained Amount"), which Retained Amount shall not be paid to Tenant until all of the conditions set forth in Paragraph 3(e) below are completed to Landlord's satisfaction.

     (e) In addition to the requirements set forth above, as a condition to the final disbursement of the Tenant Improvement Allowance, all of the following conditions must be satisfied:

          (i) The Improvement Work shall have been completed to the reasonable satisfaction of Landlord.

          (ii) Tenant shall have obtained and be in compliance with all Permits, and have provided Landlord with a copy of each Permit fully and finally approved by the appropriate authority.

          (iii) Tenant shall submit an application for payment to Landlord, certified as correct by Tenant, setting forth such information and accompanied by such supporting documentation as shall be reasonably requested by Landlord.

                                      6.

          (iv) Tenant shall have provided, to Landlord's satisfaction, all items required in Paragraph 4 below.

     (f) On or before the 30th day following submission of the application for payment in full satisfaction of all conditions set forth in clause (e) immediately above, Landlord shall make payment to Tenant of the final amount due Tenant, including the Retained Amount.

     (g) Notwithstanding anything contained herein, in no event shall Landlord be obligated to make payments in excess of the Tenant Improvement Allowance.

     (h) Landlord's payment of any amounts of the Tenant Improvement Allowance shall in no event be deemed to be Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request.

     4.   Evidence of Completion of Improvement Work. Upon the completion of the
          ------------------------------------------
Improvement Work, Tenant shall:

     (a) Submit to Landlord a detailed breakdown of Tenant's final and total construction costs, together with receipted evidence showing payment thereof, satisfactory to Landlord.

     (b) Submit to Landlord certifications from Contractor and Tenant's architect that the Improvement Work has been substantially completed in accordance with the Approved Plans.

     (c) Submit to Landlord copies of final and unconditional lien releases from all contractors and subcontractors.

     (d) Submit to Landlord all evidence from governmental authorities showing compliance with any and all other laws, orders and regulations of any and all governmental authorities having jurisdiction over the Premises, including, without limitation, authorization for physical occupancy of the Premises.

     (e) Submit to Landlord the as-built plans and specifications referred to above.

                                      7.

                               LANDLORD'S RULES
                               ----------------

     1.   Signs. No sign, placard, picture, advertisement, name or notice shall
          -----
be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice, without notice to and at the expense of Tenant.

     2.   Building Directory. The directory of the Building will be provided
          ------------------
exclusively for the display of the name and location of Tenant and other tenants in the building and Landlord reserves the right to exclude any other names therefrom. Any changes by Landlord made to such a directory at the request of Tenant shall be at Tenant's expense. Tenant shall have the right to use up to 21 strips in such directory.

     3.   Locks. No additional locks shall be placed upon any doors of the
          -----
Premises, and Tenant agrees not to have any duplicate keys made without the consent of Landlord. An initial quantity of keys shall be provided to Tenant as provided in Exhibit B of the Lease; additional keys shall be paid for by Tenant. Upon termination of the Lease, Tenant shall surrender all keys.

     4.   Wiring. When wiring of any kind is introduced, it must be connected as
          ------
directed by Landlord, and no boring or cutting for wires will be allowed except with the consent of Landlord. The location of telephones, electrical outlets, and other office equipment affixed to the Premises shall be prescribed by Landlord.

     5.   Landlord's Non-Responsibility. Landlord is not responsible to any
          -----------------------------
tenant for the non-observance or violation of the rules and regulations by any other tenant.

     6.   Obstructing Light. Tenant shall not allow anything to be placed
          -----------------
against or near the glass in the partitions or in the doors between the Premises leased and in the halls or corridors. The doors between the Premises and the corridors of the Building shall at all times, except when in actual use for ingress and egress, be kept closed.

     7.   Halls and Stairways. The entries, passages, stairways, and elevators
          -------------------
shall not be obstructed by Tenant or used for any purpose other than ingress and egress of persons to and from the respective offices. Tenant shall not bring into or keep within the Premises any animal or vehicle.

     8.   Plumbing. The wash-bowls, water closets, and urinals shall not be used
          --------
for any purpose other than those for which they were constructed.

                                      1.

     9.   Closing Precautions. Before leaving the Building, Tenant shall cause
          -------------------
(a) all doors of the Premises to be closed and securely locked, (b) all water faucets or water apparatus to be shut off, and (c) all unused electrical or gas appliances to be shut off, all so as to prevent waste or damage.

     10.  Moving Equipment Safes, etc. No freight, furniture, supplies, books or
          ---------------------------
equipment of any kind shall be brought into or removed from the Building without the consent of Landlord or Landlord's agent and all moving of same into or out of the Building by Tenant shall be done at such times and in such manner as Landlord shall designate (and unless otherwise expressly designated by Landlord, the freight elevator not any passenger elevator shall be used for any and all moving of the same). Landlord shall have the right to prescribe the weight, size, and position of all safes and other heavy property brought into the Building, and also the times and manner of moving the same in and out of the Building. Landlord will not be responsible for loss of or damages to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or property shall be repaired at the expense of Tenant.

     11.  Janitor Service. No Tenant shall employ any person or persons other
          ---------------
than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor service shall include ordinary dusting, cleaning, and vacuuming by the janitor assigned to such work and shall not include beating of carpets or rugs or moving of furniture or other special services. Window cleaning shall be done only by Landlord, and at such intervals and such hours as Landlord shall deem appropriate.

     12.  Violation of Rules. Landlord reserves the right to exclude or expel
          ------------------
from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     13.  Requirements. The requirements of Tenant will be attended to only upon
          ------------
application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the office, and no

                                      2.

employee will admit any person (tenant or otherwise) to any office without specific instructions from the office of the Building.

     14.  Rooms Used in Common. Rooms used in common by tenants shall be subject
          --------------------
to such regulations as are posted therein.

     15.  Entrance Doors. Landlord reserves the right to close and keep locked
          --------------
all entrance and exit doors of the Building during such hours as Landlord may deem to be advisable for the adequate protection of the Building, provided, however, that retail tenants shall have access and be responsible for entrance and exit doors to their own Premises. Tenants who require access to the Building during hours outside of the normal hours of operation as stated in Rule 16 shall make arrangements with the Building manager.

     16.  Hours of Operation. The normal hours of operation for the Building
          ------------------
will be Monday through Friday (excluding holidays) from 7:00 a.m. to 6:00 p.m.

     17.  Food. Tenant shall not prepare or sell, or permit to be prepared or
          ----
sold, any food in the Premises, except that Tenant may (a) prepare coffee, teas and like beverages for consumption by Tenant's employees on the Premises and (b) prepare food in a microwave oven, provided that Tenant in so doing nevertheless shall comply at all times with the provisions of Section 4 of the Lease.

                                      3.